UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2026
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Suite 101, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2026, Krispy Kreme, Inc. (the “Company”) received notice from Theresa Zandhuis, Chief People Officer, of her decision to retire from all positions with the Company and its subsidiaries, effective on or around March 31, 2026 (the “Effective Date”). The Company wishes Ms. Zandhuis well in her retirement and thanks her for laying the groundwork for a thoughtful and orderly internal succession.
In consideration for her agreement to remain in her current role through the Effective Date and to be bound by customary restrictive covenants and a release of claims in favor of the Company, the Company expects to enter into a separation agreement with Ms. Zandhuis pursuant to which she will be entitled to (i) 12 months of base salary, equal to $550,000, (ii) 12 months of COBRA coverage premiums, grossed up for taxes, and (iii) pro-rata vesting through the Effective Date of certain of her outstanding equity awards, excluding the retention award granted on July 14, 2025, which will be forfeited. Ms. Zandhuis’s vested stock options, including those that will vest as described above, have an exercise price of $14.61 and will expire 90 days from the Effective Date.
On January 31, 2026, the Company received notice from Gordon von Bretten of his decision to resign from the Company’s Board of Directors (the “Board”), effective immediately. Mr. von Bretten’s decision comes after his recent appointment as President of Coty Inc.’s Consumer Beauty division and is not the result of any disagreement with the Company or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: February 4, 2026

By:    /s/ Joshua Charlesworth

Name:	Joshua Charlesworth
Title:	Chief Executive Officer